UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 29, 2008 (September 24, 2008)
Crown Crafts, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7604	58-0678148

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (225) 647-9100

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
     (a) Previous Independent Accountants.
     Deloitte & Touche LLP (“Deloitte”) was previously the principal accountants for Crown Crafts, Inc. (the “Company”). On September 24, 2008, the Company dismissed Deloitte as its principal accountants. The Company’s Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.
     Deloitte’s audit reports on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended March 30, 2008 and April 1, 2007 (collectively, the “Financial Statements”) did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
     In connection with Deloitte’s audits for the two fiscal years ended March 30, 2008 and April 1, 2007 and the subsequent interim period through September 24, 2008, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports on the Financial Statements. Additionally, during the two most recent fiscal years and through September 24, 2008, there have been no reportable events, as such term is defined in Item 304(a)(1)(v) of Registration S-K.
     The Company has requested that Deloitte furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 29, 2008, is filed as Exhibit 16.1 to this Report.
     (b) New Independent Accountants.
     On September 24, 2008, the Company engaged KPMG LLP (“KPMG”) as the Company’s new independent accountants to audit the Company’s consolidated financial statements for the fiscal year ending March 29, 2009. The Audit Committee of the Company’s Board of Directors approved the Company’s engagement of KPMG.
     During the two most recent fiscal years and through September 24, 2008, the Company has not consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K or the related instructions thereto) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
     Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

16.1	Letter dated September 29, 2008 from Deloitte & Touche LLP to the Securities and Exchange Commission

99.1	Press Release dated September 29, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CROWN CRAFTS, INC.
By:	/s/ Olivia W. Elliott
Olivia W. Elliott,
Vice President and Chief Financial Officer

Dated: September 29, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit
16.1	Letter dated September 29, 2008 from Deloitte & Touche LLP to the Securities and Exchange Commission

99.1	Press Release dated September 29, 2008